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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT





PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported): July 1, 1999
                                                  ------------------------------

Commission File Number 000-23353
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                               Denali Incorporated
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(Exact Name of Registrant in its Charter)


              Delaware                                        76-0454641
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    (State or Other Jurisdiction of                        (I.R.S. Employer
    Incorporation or Organization)                        Identification No.)


1360 Post Oak Blvd., Suite 2250, Houston, Texas                  77056
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    (Address of Principal Executive Officers)                  (Zip Code)

                                  713-627-0933
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(Registrant's Telephone Number, Including Area Code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On July 1, 1999, Denali Incorporated ("Denali") completed its tender offer for the publicly held shares of Welna N.V. ("Welna"), a Dutch company listed on the Official Market of the Amsterdam Stock Exchange. The tender offer commenced in April 1999 pursuant to the terms of an Offer Document by and between Welna and Denali. Denali purchased 99.5% of the outstanding stock of Welna for approximately $40.7 million, or Euro 37 per share and assumed approximately $14.3 million in debt, net of cash acquired, for a total purchase price of approximately $55 million. The transaction was funded through an $11.1 million borrowing under Denali's $35 million acquisition line of credit with Canadian Imperial Bank of Commerce, ING (U.S.) Capital LLC, CIBC Inc., Key Corporate Capital Inc., Bank of Oklahoma, N.A. and Southwest Bank of Texas, N.A., $15 million through a private placement of senior subordinated notes and warrants, $4.5 million from a private placement of 489,190 shares of Denali common stock, and approximately $11.7 million borrowed under a Dutch senior credit facility with ABN AMRO Bank N.V. and ING Bank N.V. The warrants issued in conjunction with the subordinated notes enable the holders to purchase up to 534,873 common shares at $7.54 per share.

     Welna currently operates through two major divisions. Welna Kunststoffen designs, manufactures and installs all forms of FRP pipe systems, vessels and other related equipment requiring high levels of corrosion resistance. Welna Handel is a trading firm that specializes in high quality products and engineered systems for power generation, water treatment and paper and chemical processing industries. Welna markets its products through its subsidiaries in the Netherlands, Germany, United Kingdom, Belgium, Sweden, France, Poland and Thailand.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          As of the date of filing this Current Report on Form 8-K, the financial statements required by this Item 7(a) are not available. In accordance with Item 7(a)(4) of the Form 8-K, such financial statements will be filed no later than September 14, 1999.

     (b)  Pro Forma Financial Information

          As of the date of filing this Current Report on Form 8-K, the pro forma financial information required by this Item 7(b) is not available. In accordance with Item 7(b)(2) of Form 8-K, such financial statements will be filed no later than September 14, 1999.

     (c)  Exhibits

          10.59 Offer Document by Denali Incorporated to shareholders of Welna, N.V.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           DENALI INCORPORATED
                                           -------------------
                                               (Registrant)




Date: July 14, 1999                        /s/ R. KEVIN ANDREWS
                                           -------------------------------------
                                           R. Kevin Andrews
                                           Chief Financial Officer
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


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                                INDEX TO EXHIBITS



Exhibit
Number      Description of Exhibit
------      ----------------------
10.59       Offer Document by Denali Incorporated to shareholders of Welna, N.V.